OTHER LONG-TERM LIABILITIES (Detail) (CAD) In Millions, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
OTHER LONG-TERM LIABILITIES.
Future removal and site restoration liabilities (Note 6)	757	929
Derivative liabilities (Note 23)	2,078	1,395
Pension and OPEB liabilities (Note 25)	584	264
Asset retirement obligations (Note 18)	132	24
Environmental liabilities	70	28
Other	420	298
Liabilities, Other than Long-term Debt, Noncurrent, Total	4,041	2,938